Exhibit 10.27

                          REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT, dated as of September 16, 2003, (this "Agreement"), is made by and between FRONTLINE COMMUNICATIONS CORPORATION, a Delaware corporation (the "Company"), and the person named on the signature page hereto (the "Buyer").

WITNESETH:

WHEREAS, upon the terms and subject to the conditions of the Stock Purchase Agreement of even date herewith, between the Buyer and the Company (the "Stock Purchase Agreement"), the Company has agreed to issue and sell to the Buyer shares (the "Shares") of Common Stock, $.01 par value (the "Common Stock"), of the Company; and

WHEREAS, to induce the Buyer to execute and deliver the Stock Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "Securities Act"), and applicable state securities laws with respect to the Shares and the Warrant Shares;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Buyer hereby agree as follows:

1. Definitions.

(a) As used in this Agreement, the following terms shall have the following meanings:

(i)    "Investor" means the Buyer.

(ii) "Register," "Registered, " and "Registration" refer to a registration effected by preparing and filing a Registration Statement or Statements in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act or any successor rule providing for offering securities on a continuous basis ("Rule 415"), and the declaration or ordering of effectiveness of such Registration Statement by the United States Securities and Exchange Commission (the "SEC").

(iii) "Registrable Securities" means the Shares purchased by the Buyer and the Warrants to be issued to the Buyer and finder by the Company, not to exceed, in the aggregate, 500,000 Shares.

(iv) "Registration Statement" means a registration statement of the Company under the Securities Act.


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(b)  Capitalized  terms used herein and not otherwise  defined herein shall have the respective meanings set forth in the Stock Purchase Agreement.


2. Piggyback Registration. If the Company, at any time, proposes to register any of its Securities under the Securities Act, it shall promptly, and in no event less than fifteen (15) days prior to the filing of a registration statement with respect to a registration under this Section 2, give written notice to each Investor of such intention. Upon the written request of any Investor given within ten (10) days after receipt of any such notice, the Company shall include in such registration all of the Registrable Securities indicated in such request, so as to permit the disposition of the Registrable Securities on the same terms and conditions as the Securities of the Company otherwise being sold in such registration. If a Investor decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Company, such Investor shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statement as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein. Notwithstanding any other provision of this Section 2, if the managing underwriter advises the Company in writing that the inclusion of all Registrable Securities proposed to be included in such registration would interfere with the successful marketing of such Securities of the Company, then there shall be excluded from such registration and underwriting, to the extent necessary to satisfy such limitation.

3. Obligations of the Company. In connection with the registration of the Registrable Securities, the Company shall do each of the following.

(a) Prepare and file with the SEC a Registration Statement with respect to not less than the number of Registrable Securities and thereafter use its best efforts to cause the Registration Statement relating to Registrable Securities to become effective not later than five (5) days after the Company is notified by the SEC that the Registration Statement may be declared effective;

(b) Furnish to each Investor whose Registrable Securities are included in the Registration Statement and its legal counsel identified to the Company, (i) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company, one (1) copy of the Registration Statement, each preliminary prospectus and prospectus, and each amendment or supplement thereto, and (ii) such number of copies of a prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents, as such Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Investor.

(c) As promptly as practicable after becoming aware of such event, notify each Investor who holds Registrable Securities being sold of the issuance by the SEC of any stop order or other suspension of the effectiveness of the Registration Statement;


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(d) Upon  effectiveness of registration,  and upon receipt of an Exercise Notice in the form  annexed  hereto as Exhibit A, the Company  shall (i)  instruct  the
transfer  agent  to  remove  all   restrictive   legends  from  the  Registrable
Securities; (ii) instruct the transfer agent to issue certificates in such denominations or amounts as the case may be, as the Buyer may reasonably request and registered in such names as the Buyer may request; and (iii) remove any stop transfer order instructions.


4. Obligations of the Investors. In connection with the registration of the Registrable Securities, the Investors shall have the following obligations:

(a) It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least five (5) days prior to the first anticipated filing date of the Registration Statement, the Company shall notify each Investor of the information the Company requires from each such Investor (the "Requested Information") if such Investor elects to have any of such Investor's Registrable Securities included in the Registration Statement. If at least two (2) business days prior to the filing date the Company has not received the Requested Information from an Investor (a "Non-Responsive Investor"), then the Company may file the Registration Statement without including Registrable Securities of such Non-Responsive Investor.

(b) Each Investor by such Investor's acceptance of the Registrable Securities agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor's election to exclude all of such Investor's Registrable Securities from the Registration Statement; and

(c) Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(c), above, such Investor will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities and, if so directed by the Company, such Investor shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in such Investor's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

5. Expenses of Registration. All reasonable expenses, other than underwriting discounts and commissions and other fees and expenses of investment bankers and


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other than brokerage  commissions,  incurred in connection  with  registrations, filings or qualifications pursuant to Section 3 shall be borne by the Company, however; if Investor decides to retain counsel, it shall do so at its own expense.

6. Reports under Exchange Act. With a view to making available to the Investors the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration ("Rule 144"), the Company agrees to:

(a) make and keep public information available, as those terms are understood and defined in Rule 144;

(b) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

(c) furnish to each Investor so long as such Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company and
(iii) such other information as may be reasonably requested to permit the Investors to sell such securities pursuant to Rule 144 without registration.

7. Miscellaneous.

(a) A person or entity is deemed to be a Investor of Registrable Securities whenever such person or entity owns of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

(b) Notices required or permitted to be given hereunder shall be in writing and shall be deemed to be sufficiently given when personally delivered (by hand, by courier, by telephone line facsimile transmission, receipt confirmed, or other means) or sent by certified mail, return receipt requested, properly addressed and with proper postage pre-paid (i) if to the Company, at One Blue Hill Plaza, 7th Floor, P.O. Box 1548, Pearl River, NY 10965 with a copy to Sean McGuinness, Esq., Swidler Berlin Shereff Friedman, LLP, 3000 K Street NW Suite 300, Washington, DC 20007, fax number (202) 295-8478; (ii) if to the Buyer, at the address set forth under its name in the Stock Purchase Agreement, and (iii) if to any other Investor, at such address as such Investor shall have provided in writing to the Company, or at such other address as each such party furnishes by notice given in accordance with this Section 7(b), and shall be effective, when personally delivered, upon receipt and, when so sent by certified mail, four (4) calendar days after deposit with the United States Postal Service.


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(c) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

(d) This Agreement shall be enforced, governed by and construed in accordance with the laws of the State of Delaware applicable to agreements made and to be performed entirely within such State. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the County of Rockland or the state courts of the State of New York sitting in the County of Rockland in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based upon forum non conveniens, to the bringing of any such proceeding in such jurisdictions. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not effect the validity or enforceability of any other provision hereof.

(e) This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

(f) This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

(g) All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

(h) The headings in this Agreement are for convenience of reference only and shall not affect the meaning thereof.

(i) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by telephone line facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.


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IN WITNESS  WHEREOF,  the parties have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

FRONTLINE COMMUNICATIONS CORP.

By:      ___/s/_________________________

Name:    Stephen J. Cole-Hatchard

Title:   CEO


PLATINUM PARTNERS VALUE ARBITRAGE FUND, LLP

By:      _____/s/_______________________

Name:    Frank Giorgio

Title: CFO



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